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                                                            EXHIBIT 10.46


                         WAIVER OF REGISTRATION RIGHTS


          Reference is hereby made to that certain Registration Agreement, dated July 26, 1995, by and among SAS Acquisitions Inc., a Delaware corporation (the "Company") and each of the signatories thereto, as amended by that certain Omnibus Agreement, dated as of November 30, 1995 (together, the "Registration Agreement").

          WHEREAS, the Company has determined to sell certain shares of its common stock through an initial underwritten public offering registered under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the "Initial Public Offering");

          NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          The Holders hereby agree to waive any and all registration rights granted to them under Section 2 (entitled "Piggyback Registrations") of the Registration Agreement, including, without limitation, any notice provisions contained therein, which registration rights may arise in connection with the Initial Public Offering. This Waiver of Registration Agreement shall only apply to the Initial Public Offering and shall not affect or waive any other rights or remedies of the undersigned under the Registration Agreement.

          This Waiver of Registration Rights shall be construed, and the obligations of the parties hereunder shall be determined, in accordance with applicable federal law and the internal laws of the State of Delaware, without giving effect to any choice of law or conflict provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied.

          This Waiver of Registration Rights constitutes the full and entire understanding and agreement of the undersigned regarding the subject matter hereof.

          This Waiver of Registration Rights may be signed in one or more counterparts, each of which together shall constitute one and the same instrument.
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          IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this Waiver of Registration Rights effective upon the 8th day of May, 1996.


AGREED TO AND ACCEPTED:

COINMACH LAUNDRY CORPORATION

     /s/  ROBERT M. DOYLE
By:  _____________________________
     Name:   Robert M. Doyle
     Title:  Senior Vice President



                              GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                              By:   GTCR IV, L.P.
                              Its:  General Partner

                              By:   GOLDER, THOMA, CRESSEY, RAUNER, INC.
                              Its:  General Partner

                                    /s/  BRUCE V. RAUNER
                              By:   __________________________
                                    Name:     Bruce V. Rauner
                                    Title:    Principal


                              MCS CAPITAL, INC.

                                    /s/ STEPHEN R. KERRIGAN
                              By:   __________________________
                                    Stephen R. Kerrigan
                                    President


                              HELLER FINANCIAL, INC.

                                    /s/ ELLEN COOK
                              By:   __________________________
                                    Name:     Ellen Cook
                                    Title:    Asst. Vice President
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                              JACKSON NATIONAL LIFE INSURANCE
                              COMPANY

                              By:   PPM American, Inc.,
                                    its authorized agent

                                    /s/  WILLIAM T. CONSIDINE
                              By:   __________________________
                                    Name:     William T. Considine
                                    Title:    Vice President


                              JACKSON NATIONAL LIFE INSURANCE COMPANY OF
                              MICHIGAN

                              By:   PPM American, Inc.,
                                    its authorized agent

                                    /s/  WILLIAM T. CONSIDINE
                              By:   __________________________
                                    Name:     William T. Considine
                                    Title:    Vice President


                              PRESIDENT AND FELLOWS OF HARVARD COLLEGE

                              By:   HARVARD MANAGEMENT COMPANY, INC.

                                    /s/ TIMOTHY S. PETERSON
                              By:   __________________________
                                    Name:     Timothy S. Peterson
                                    Title:    Authorized Signatory

                                    /s/  JACK R. MEYER
                              By:   __________________________
                                    Name:     Jack R. Meyer
                                    Title:    Authorized Signatory


                              /s/  JAMES N. CHAPMAN
                              _____________________________
                              James N. Chapman


                              /s/  MICHAEL E. MARRUS
                              _____________________________
                              Michael E. Marrus
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                              /s/  MITCHELL BLATT
                              _____________________________
                              Mitchell Blatt



                              /s/  ROBERT M. DOYLE
                              _____________________________
                              Robert M. Doyle


                              /s/  MICHAEL STANKY
                              _____________________________
                              Michael Stanky